PRICESTER.COM, INC.
                              NOTE                            $30,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Robert Lestuk or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Thirty Thousand Dollars ($30,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 7, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President



                          PRICESTER.COM, INC.
                              NOTE                            $10,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Scott T. Pilling or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Ten Thousand Dollars ($10,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 17, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President




                          PRICESTER.COM, INC.
                              NOTE                            $15,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Scott T. Pilling or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Fifteen Thousand Dollars ($15,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 7, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President



                          PRICESTER.COM, INC.
                              NOTE                            $10,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Clarice B. Pollock and Edward J. Lesen or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Ten Thousand Dollars ($10,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 7, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President



                          PRICESTER.COM, INC.
                              NOTE                            $10,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Garet J. Pilling or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Ten Thousand Dollars ($10,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 7, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President



                          PRICESTER.COM, INC.
                              NOTE                            $20,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Steve Kontos or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Twenty Thousand Dollars ($20,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 10, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President



                          PRICESTER.COM, INC.
                              NOTE                            $20,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Paul Auger or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Twenty Thousand Dollars ($20,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 11, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President



                          PRICESTER.COM, INC.
                              NOTE                            $10,000

PRICESTER.COM, INC. a Florida corporation (the "Company"), having its principal place of business at 3900 Hollywood Boulevard, Hollywood, Florida 33021, for value received, hereby promises to pay to Paul Auger or registered assigns ("Holder") , the principal sum (the "Principal Amount") of Ten Thousand Dollars ($10,000).

1.   Interest.   The Company shall pay interest on the outstanding
Principal Amount from the date hereof, at the rate of 5.0% per annum. Accrued interest shall be payable quarterly in arrears. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding.

2.   Maturity Date.    The Principal Amount is due on the earlier of
(i) August 31, 2005 or (ii) the date on which the Company receives $1 million of gross proceeds from the sale of its common stock after the
date hereof (the "Maturity Date").   The Principal Amount and all
accrued interest on the Note may be paid at any time, without penalty.

3.   Events of Default; Remedies.

   3.1 Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

     a. the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

     b. the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction,
(ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

     3.2 Remedies on Default. If any Event of Default shall have occurred and be continuing for a period of thirty (30) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     3.3 Remedies Not Waived. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

     3.4 Remedies Not Cumulative. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.   Modification and Waiver.
The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

5.   Governing Law.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:   February 11, 2005


PRICESTER.COM, INC.


By: /s/Joe Puentes
-------------------------------
Joe Puentes, President




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